UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2005 (July 28, 2005)


                            HealthSouth Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


            1-10315                                   63-0860407
            -------                                   ----------
    (Commission File Number)                 (IRS Employer Identification No.)


              One HealthSouth Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

         On July 28, 2005, the Board of Directors (the "Board") of HealthSouth Corporation (the "Company") approved, upon the recommendation of the Compensation Committee of the Board, the HealthSouth Corporation Amended and Restated 2004 Director Incentive Plan (the "Restated Plan"). The Restated Plan amends and restates the 2004 Director Incentive Plan of the Company, which was previously adopted on January 20, 2004 (the "Original Plan").

         The Restated Plan extends the term of the Original Plan to March 31, 2006, but remains subject to earlier termination at such time as the Board may determine or at any time that all shares of common stock reserved for issuance under the Restated Plan have been acquired through the issuance of Restricted Stock (as defined in the Restated Plan) granted under the Restated Plan. The Restated Plan also provides that eligible directors will be granted shares of Restricted Stock valued at $50,000 on the date of grant at the time annual equity awards are granted to key employees of the Company, rather than on January 1 of each year.

         All shares of Restricted Stock granted under the Restated Plan are subject to annual vesting on January 1 of the year following the date of grant, with one-third of the number of shares granted vesting on each such date, until all such restrictions have lapsed and the shares of Restricted Stock become fully vested in the recipient. Under the Original Plan, shares vested on December 31 of the year of the date of grant.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                HEALTHSOUTH CORPORATION


                                By:    /s/ Gregory L. Doody
                                   -----------------------------------
                                   Name:    Gregory L. Doody
                                   Title:   Executive Vice President,
                                            General Counsel and Secretary


Dated: August 3, 2005